UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 27, 2013

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Pike Street

Suite 2000

Seattle, Washington 98101

(Address of Principal Executive Offices)

(206) 331-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 27, 2013, Marchex, Inc. (“Marchex”) is issuing a press release and holding a conference call regarding its financial results for the quarter and the year ended December 31, 2012 (the “Press Release”). The full text of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Marchex is referencing non-GAAP financial information in both the Press Release and on the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached Press Release. Disclosures regarding definitions of these financial measures used by Marchex and why Marchex’s management believes these financial measures provide useful information to investors are also included in the Press Release.

Item 2.06 Material Impairments.

During the fourth quarter of 2012, Marchex announced a proposed spin-off transaction and also commenced segmenting financial results for Archeo, Inc. (“Archeo”) and goodwill amounts allocated to Archeo initiated expected non-cash charges for goodwill impairment. In addition, a valuation allowance on certain deferred tax assets is also expected to be recorded in the fourth quarter of 2012.

Marchex has performed its annual impairment testing in accordance with the Accounting Standards Codification 350, “Intangibles – Goodwill and Other.” As a result of this testing, Marchex has preliminarily determined to record an estimated pre-tax $16.7 million non-cash impairment charge on goodwill.

Additionally, Marchex has made an initial assessment that it is more likely than not that Marchex will be unable to realize the value of certain federal deferred tax assets. Accordingly, Marchex has preliminarily determined to record an estimated $16.4 million non-cash charge to income tax expense to establish a partial valuation allowance on federal deferred tax assets totaling approximately $45 million.

The foregoing charges when finalized will not result in any current or future cash expenditures. Marchex will provide additional information relating to these charges in its Form 10-K filing for its fiscal year ended December 31, 2012.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Marchex, dated February 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2013	MARCHEX, INC.

	By:	/s/ MICHAEL A. ARENDS
	Name:	Michael A. Arends
	Title:	Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Marchex, dated February 27, 2013.